UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2021

Endurance International Group Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36131	46-3044956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 852-3200

(Former Name or Former Address, if Changed Since Last Report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	EIGI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At a special meeting of the stockholders of Endurance International Group Holdings, Inc. (the “Company”) held on January 14, 2021 (the “Special Meeting”), the Company’s stockholders voted on the proposals set forth below relating to the Agreement and Plan of Merger, dated as of November 1, 2020 (the “Merger Agreement”), by and among the Company, Endure Digital Intermediate Holdings, Inc. (formerly known as Razorback Technology Intermediate Holdings, Inc.) (“Parent”) and Endure Digital, Inc. (formerly known as Razorback Technology, Inc.), a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “Merger”). The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on December 14, 2020 (as amended or supplemented thereafter, the “Proxy Statement”) and first mailed to the Company’s stockholders on December 14, 2020. The final voting results regarding each proposal are set forth below. There were 141,713,327 shares of Company common stock outstanding and entitled to vote on the record date for the Special Meeting, and 110,561,850 shares of company common stock were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Proposal No. 1. To adopt the Merger Agreement.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain
110,360,629	13,123	188,098

Proposal No. 2. To approve, on a nonbinding advisory basis, the “golden parachute” compensation that will or may become payable to the Company’s named executive officers in connection with the Merger as reported on the Golden Parachute Compensation table in the Proxy Statement.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain
102,738,927	990,890	6,832,033

Proposal No. 3. To approve one or more adjournments of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies to approve the proposal to adopt the Merger Agreement if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement.

This proposal was approved by the requisite vote of the Company’s stockholders, but adjournment of the Special Meeting was unnecessary because there was a quorum present and there were sufficient votes received at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement.

Forward-Looking Statements

This filing contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. The reader is cautioned not to rely on these forward-looking statements, such as statements regarding the proposed transaction between Parent and the Company, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about the Parent’s and the Company’s managements’ future expectations, beliefs, goals, plans or prospects. These statements are based on current expectations of future events, and these include statements using the words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock; the failure to satisfy the conditions to the consummation of the transaction; the failure of the purchaser to obtain the necessary financing pursuant to the arrangements set forth in the debt commitment letters delivered pursuant to the merger agreement or otherwise; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally; risks that the proposed transaction disrupts current plans and operations of the Company and potential difficulties in the Company’s employee retention as a result of the transaction; risks related to diverting management’s attention from the Company’s ongoing business operations, and the outcome of any legal proceedings instituted against the Company or the purchaser related to the merger agreement or the transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2019 and in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020, and other reports the Company files with the SEC. The Company assumes no obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contemplated in the forward-looking statements. Copies of these filings are available online at www.sec.gov and https://ir.endurance.com. The Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2021	ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

	By:	/s/ Marc Montagner
Marc Montagner
Chief Financial Officer